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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the registration statement on Form S-3 (No. 333-59597) of Lakehead Pipe Line Partners, L.P. of our report dated January 12, 2001 relating to the financial statements, which appear in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP Minneapolis, Minnesota February 12, 2001

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CONSENT OF INDEPENDENT ACCOUNTANTS